UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: December 6, 2019
Date of Earliest Event Reported: December 6, 2019

ENVESTNET, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 East Wacker Drive, Suite 2400	Chicago,	Illinois	60601
(Address of principal executive offices)			(Zip Code)

(312) 827-2800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, par value $0.005 per share	ENV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K is being filed by Envestnet, Inc. (“Envestnet”) for the purpose of (i) providing unaudited pro forma financial information through September 30, 2019, which incorporates the operating results of the PortfolioCenter Business of Portfolio Technologies, Inc. (the "PortfolioCenter Business") which was acquired by Envestnet on April 1, 2019 and the operating results of PIEtech, Inc. and Subsidiaries ("PIEtech") which was acquired by Envestnet on May 1, 2019 and (ii) unaudited abbreviated financial statements of the PortfolioCenter Business as of March 31, 2019 and for the three months ended March 31, 2019 and 2018 and unaudited condensed consolidated financial statements of PIEtech as of March 31, 2019 and for the three months ended March 31, 2019 and 2018.
Item 9.01    Financial Statements and Exhibits.
(a) Financial statements of business acquired.
The following financial statements of the PortfolioCenter Business and of PIEtech, respectively, are being filed as an exhibit to this Current Report on Form 8-K and are included herein:
Exhibit 99.1 — Unaudited abbreviated financial statements of the PortfolioCenter Business of Performance Technologies, Inc. as of March 31, 2019 and for the three months ended March 31, 2019 and 2018.
Exhibit 99.2 — Unaudited PIEtech, Inc. and Subsidiaries condensed consolidated financial statements as of March 31, 2019 and for the three months ended March 31, 2019 and 2018.
Pursuant to a letter dated March 14, 2019 from the staff of the Division of Corporation Finance of the Securities and Exchange Commission, the staff stated that it would not object to the filing of the Abbreviated Combined Financial Statements in satisfaction of Rule 3-05 of Regulation S-X as described in Note 1 to the Abbreviate Combined Financial Statements included as Exhibit 99.1 to this Current Report on Form 8-K.
(b) Unaudited pro forma financial information.
The following pro forma financial information is being filed as an exhibit to this Current Report on Form 8-K and is included herein:
Exhibit 99.3 — Unaudited pro forma condensed combined financial statements and explanatory notes for Envestnet, Inc. for the nine months ended September 30, 2019.
(d) Exhibits.
The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Unaudited abbreviated financial statements of the PortfolioCenter Business of Performance Technologies, Inc. as of March 31, 2019 and for the three months ended March 31, 2019 and 2018.
99.2	Unaudited condensed consolidated financial statements of PIEtech, Inc. and Subsidiaries as of March 31, 2019 and for the three months ended March 31, 2019 and 2018.
99.3	Unaudited pro forma condensed combined financial statements and explanatory notes for Envestnet, Inc. for the nine months ended September 30, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 6, 2019

ENVESTNET, INC.

By:	/s/ Peter H. D'Arrigo
Name:	Peter H. D'Arrigo
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited abbreviated financial statements of the PortfolioCenter Business of Performance Technologies, Inc. as of March 31, 2019 and for the three months ended March 31, 2019 and 2018.
99.2	Unaudited condensed consolidated financial statements of PIEtech, Inc. and Subsidiaries as of March 31, 2019 and for the three months ended March 31, 2019 and 2018.
99.3	Unaudited pro forma condensed combined financial statements and explanatory notes for Envestnet, Inc. for the nine months ended September 30, 2019.